UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 2, 2017 (October 31, 2017)

Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Industrial, L.P.:

Delaware	333-21873	36-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900

Chicago, Illinois 60606

(Address of principal executive offices, zip code)

(312) 344-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01: Entry into a Material Definitive Agreement.

On October 31, 2017, First Industrial Realty Trust, Inc. (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) entered into an amendment and restatement (the “New Credit Facility”) of that certain Second Amended and Restated Unsecured Revolving Credit Agreement, dated as of March 10, 2015, by and among the Operating Partnership, as borrower, the Company, as guarantor, Wells Fargo Bank, National Association (“Wells Fargo”), individually and as administrative agent, and the other lenders thereunder (the “Prior Credit Facility”).

The New Credit Facility provides for up to $725 million of revolving borrowings by the Operating Partnership, which is an increase of $100 million to the maximum amount of revolving borrowings under the Prior Credit Facility. The Operating Partnership may request the New Credit Facility be increased by up to $275 million, subject to certain conditions, to an aggregate $1 billion of revolving borrowings, which increase is equal to the maximum amount by which the Prior Credit Facility could be expanded. The New Credit Facility provides for interest-only payments initially at LIBOR plus 110 basis points and a facility fee of 15 basis points, each based on the Company’s leverage ratio. So long as the Company maintains an investment grade rating from either Standard & Poor’s or Moody’s, the Operating Partnership may, at its option, make a one-time election to have the interest rate and facility fee under the New Credit Facility determined based on the Company’s credit rating, which election may decrease the interest rate and facility fee applicable to the New Credit Facility. As of October 31, 2017, the Prior Credit Facility provided for interest-only payments at LIBOR plus 115 basis points and a facility fee of 20 basis points. The New Credit Facility matures on October 29, 2021, unless extended an additional one year at the Operating Partnership’s election, subject to certain conditions. The Company has fully and unconditionally guaranteed payment of borrowings under the New Credit Facility.

The Operating Partnership intends to use the New Credit Facility for general business purposes, including, without limitation, working capital needs, repayment of indebtedness and the acquisition and development of property. Each of the Company and the Operating Partnership has had or may have with one or more of the lenders party to the New Credit Facility customary banking relationships through which a variety of financial services are, were or will be provided, including investment banking, underwriting, lending, commercial banking, treasury management, trustee and other advisory services, and for which such lenders will receive or have received customary fees and expenses.

The description herein of the New Credit Facility is qualified in its entirety, and the terms therein are incorporated herein, by reference to the New Credit Facility filed as Exhibit 10.1 hereto.

In connection with the foregoing, on October 31, 2017, the Company and the Operating Partnership also entered into certain amendments to each of (i) that certain Unsecured Term Loan Agreement, dated as of January 29, 2014, by and among the Operating Partnership, as borrower, the Company, as general partner and guarantor, the lenders thereunder and Wells Fargo, as administrative agent, and PNC Bank, National Association, as syndication agent (as amended by that certain First Amendment to Unsecured Term Loan Agreement dated as of April 20, 2015 and that certain Second Amendment to Unsecured Term Loan Amendment dated as of January 26, 2017) (such amendment, the “2014 Term Loan Amendment”), and (ii) that certain Unsecured Term Loan Agreement, dated as of September 11, 2015, by and among the Operating Partnership, as borrower, the Company, as general partner and guarantor, the lenders thereunder and Wells Fargo, as administrative agent, and PNC Bank, National Association, Regions Bank and U.S. Bank National Association, as co-syndication agents (as amended by that certain First Amendment to Unsecured Term Loan Agreement dated as of January 26, 2017) (such amendment, the “2015 Term Loan Amendment” and collectively with the 2014 Term Loan Amendment, the “Term Loan Amendments”). The Term Loan Amendments, among other things, reduce the credit spread under such term loans, and conform certain obligations of the Operating Partnership, as borrower, and the Company, as general partner and guarantor, with those obligations of each under the New Credit Facility.

The foregoing description of the Term Loan Amendments does not purport to be complete and is qualified in its entirety by reference to each of the 2014 Term Loan Amendment and the 2015 Term Loan Amendment, a copy of each of which is filed as Exhibit 10.2 and 10.3, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01: Regulation FD Disclosure.

On November 1, 2017, the Company issued a press release with respect to the execution of the New Credit Facility and the Term Loan Amendments. A copy of the press release is attached and incorporated by reference as Exhibit 99.1.

The information furnished in this report under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Third Amended and Restated Unsecured Revolving Credit Agreement dated as of October 31, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc., Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders thereunder

10.2	Third Amendment to Unsecured Term Loan Agreement, dated October 31, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc., Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders thereunder

10.3	Second Amendment to Unsecured Term Loan Agreement, dated October 31, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc., Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders thereunder

99.1	First Industrial Realty Trust, Inc. Press Release dated November 1, 2017 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer General Counsel

FIRST INDUSTRIAL, L.P.

By: First Industrial Realty Trust, Inc., its general partner

By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer General Counsel

Date: November 2, 2017